UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

American Realty Capital Properties, Inc. to Become Self-Managed

On August 20, 2013, American Realty Capital Properties, Inc. (the “Company”) announced that its board of directors has determined that it is in the best interests of the Company and its stockholders to become self-managed following the pending closings of the previously announced acquisitions of CapLease, Inc. (“CapLease”) and American Realty Capital Trust IV, Inc. (“ARCT IV”).

The decision to become self-managed is the result of a process begun earlier this year by the Company’s board of directors, who considered the best time and method to maximize the efficiency and effectiveness of such a change. The decision to undertake this action is motivated by the board of director’s continuing focus on enhancing stockholder value.

AR Capital, LLC Eliminates “Floor” in Calculation of Subordinated Participation in Net Sales Proceeds To Help Facilitate the Company’s Merger with ARCT IV

The Company also announced today that, in order to facilitate the Company’s potential merger with ARCT IV, its sponsor, AR Capital, LLC (“ARC”), as the sole owner of American Realty Capital Trust IV Special Limited Partner, LLC (the “ARCT IV Special Limited Partner”), sent a letter today to ARCT IV and its board of directors informing such parties that the ARCT IV Special Limited Partner intends on waiving any portion of the subordinated distribution in net sales proceeds to which it would be entitled as result of the price “floor” in the ARCT IV merger agreement that it would not otherwise be entitled to pursuant to the limited partnership agreement of ARCT IV’s operating partnership. This announcement does not impact the “floor” on the Company’s share price used in the determination of the merger consideration due to ARCT IV stockholders; ARCT IV stockholders will still receive the equivalent of not less than $30.62 per share.

Currently, the ARCT IV Special Limited Partner is entitled to payment of a subordinated participation in net sales proceeds (the “Incentive Fee”) from ARCT IV, pursuant to the limited partnership agreement of ARCT IV’s operating partnership and as agreed to in the side letter signed by the merger parties in connection with the announcement of the Company’s merger with ARCT IV. These agreements provide that the ARCT IV Special Limited Partner would be entitled to an Incentive Fee equal to 15% of the amount of proceeds remaining from the sale of ARCT IV, following the return of 100% of its stockholders’ capital contributions, plus a 6% hurdle. Under the current terms of the merger agreement, because the ARCT IV stockholders electing stock will enjoy a “floor” by which their consideration cannot fall below $30.62 per ARCT IV share, the Incentive Fee will be pegged to a mix of cash consideration and the $30.62 stock threshold. However, the ARCT IV Special Limited Partner has elected to forego the benefit of the “floor” and allow that the calculation will be pegged to the five-day volume weighted average price leading up to the merger close, regardless of the trading price. Therefore, the ARCT IV Special Limited Partner has foregone certainty in its Incentive Fee to ensure that ARC’s compensation (through its ownership of the ARCT IV Special Limited Partner) will be tied to the performance of the Company, rather than the “floor” negotiated with the Company pursuant to the merger agreement.

A copy of ARC’s letter to ARCT IV and the ARCT IV board of directors is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The Company is Actively Monitoring the Impact of Adverse Changes in Economic and Capital Markets Conditions on Merger with ARCT IV

The Company also announced today that it would continue to monitor the impact of the recent challenging conditions in the capital markets on the Company’s pending transactions, including the acquisition of ARCT IV. The Company will continue to monitor developments in the credit markets and in the equity market.

A press release announcing the foregoing is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

Additional Information about the CapLease Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed CapLease merger, CapLease filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”) on July 31, 2013 and a form of proxy was mailed to CapLease’s common stockholders. The proxy statement contains important information about the proposed CapLease merger and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY OR CAPLEASE WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CAPLEASE AND THE PROPOSED CAPLEASE MERGER.

Investors and security holders of CapLease will be able to obtain free copies of the proxy statement and other relevant documents filed by CapLease with the SEC (if and when then become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by CapLease with the SEC are also available on CapLease’s website at www.caplease.com, and copies of the documents filed by the Company with the SEC are available on the Company’s website at www.arcpreit.com.

The directors, executive officers and employees of CapLease may be deemed “participants” in the solicitation of proxies from stockholders of CapLease in favor of the proposed CapLease merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of CapLease in connection with the proposed CapLease merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about CapLease’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 19, 2013.

Additional Information about the ARCT IV Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed ARCT IV merger, the Company and ARCT IV expect to prepare and file with the SEC a joint proxy statement and the Company expects to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the Company’s proposed acquisition of ARCT IV. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ARCT IV MERGER.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and ARCT IV with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://www.arcpreit.com, and copies of the documents filed by ARCT IV with the SEC are available free of charge on ARCT IV’s website at http://www.arct-4.com.

The Company, ARCT IV, ARC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and ARCT IV’s stockholders in respect of the proposed ARCT IV merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding ARCT IV’s directors and executive officers can be found in ARCT IV’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed ARCT IV merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or ARCT IV, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s, CapLease’s and ARCT IV’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the Company will become self-managed and the terms of any arrangements related thereto, whether and when the transactions contemplated by either of the merger agreements will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of either of the merger agreements; (2) the inability to complete either of the proposed mergers due to the failure to obtain CapLease stockholder approval for the CapLease merger, Company stockholder approval to issue shares to ARCT IV stockholders in the ARCT IV merger, ARCT IV stockholder approval of the ARCT IV merger or the failure to satisfy other conditions to completion of either of the mergers, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of one or both of the mergers; (3) risks related to disruption of management’s attention from the ongoing business operations due to the proposed mergers; (4) the effect of the announcement of the proposed mergers on CapLease’s, ARCT IV’s or the Company’s relationships with its customers, tenants, lenders, operating results and businesses generally; (5) the outcome of any legal proceedings relating to the mergers or the merger agreements; and (6) risks to consummation of the mergers, including the risk that the mergers will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in the Company’s, ARCT IV’s and CapLease’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company, ARCT IV and CapLease disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Letter from ARC to ARCT IV and the ARCT IV Board of Directors dated August 20, 2013
99.2	Press Release dated August 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

August 20, 2013	AMERICAN REALTY CAPITAL PROPERTIES, INC

	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors